Scudder
GNMA
Fund

Annual Report
March 31, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund which seeks high current income primarily from U.S. Government guaranteed mortgage-backed ("Ginnie Mae") securities.

SCUDDER                    (logo)

                                Scudder GNMA Fund

--------------------------------------------------------------------------------
Date of Inception:  7/5/85   Total Net Assets as of       Ticker Symbol:  SGMSX
                             3/31/98: $392.4 million
--------------------------------------------------------------------------------

o For its most recent fiscal year ended March 31, 1998, Scudder GNMA Fund provided a total return of 10.44%, close to the average return of the 52 GNMA funds tracked by Lipper Analytical Services. On March 31, the Fund yielded 5.69% based on the 30-day SEC method of calculation.

o In response to declines in interest rates, we reduced the Fund's exposure to new production GNMAs in favor of seasoned bonds with 6-1/2%, 7%, 8%, and 9% coupons. Seasoned bonds have more predictable prepayment characteristics and afford greater protection against increases in refinancings.

o We are optimistic about the GNMA market's prospects over the coming months, as mortgage investors shift away from FNMA and FHLMC issues in response to increased prepayment risk.



                                Table of Contents

   3  Letter from the Fund's President    14  Notes to Financial Statements
   4  Performance Update                  17  Report of Independent Accountants
   5  Portfolio Summary                   18  Shareholder Meeting Results
   6  Portfolio Management Discussion     20  Officers and Trustees
   9  Investment Portfolio                21  Investment Products and Services
  10  Financial Statements                22  Scudder Solutions
  13  Financial Highlights


                             2 - Scudder GNMA Fund

                        Letter from the Fund's President

Dear Shareholders,

     We're pleased to provide you with this annual report on Scudder GNMA Fund for the period ended March 31, 1998. The Fund posted a 10.44% total return as of March 31 for the 12-month period, roughly in keeping with its peers as gauged by Lipper Analytical Services. As of March 31, the Fund offered a 5.69% 30-day SEC yield. Please read the Portfolio Management Discussion beginning on page 6 for additional information.

     As of January 1, 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. As of January 1 we also welcomed a new portfolio management team for Scudder GNMA Fund: Richard L. Vandenberg, Lead Portfolio Manager, and Scott E. Dolan, Portfolio Manager, with a combined 31 years of investment industry experience.

     For those of you interested in new Scudder products, we recently introduced three industry sector funds as a part of our Choice Series: Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology. In addition, April 6, 1998, marked the debut of our newest entrant in the growth and income category:
Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. Please see page 21 for more information on Scudder products and services.

     Thank you for your interest and investment in Scudder GNMA Fund. If you have questions about the Fund, please contact a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder GNMA Fund

                             3 - Scudder GNMA Fund

PERFORMANCE UPDATE as of March 31, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
--------------------------------------------
Period Ended  Growth of             Average
3/31/98        $10,000  Cumulative  Annual
--------------------------------------------
SCUDDER GNMA FUND
--------------------------------------------
1 Year         $11,044     10.44%   10.44%
5 Year         $13,301     33.01%    5.87%
10 Year        $21,628    116.28%    8.02%

--------------------------------------------
LEHMAN BROTHERS MORTGAGE GNMA INDEX
--------------------------------------------
1 Year         $11,115     11.15%   11.15%
5 Year         $14,034     40.34%    7.01%
10 Year        $24,028    140.28%    9.16%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended March 31

SCUDDER GNMA FUND
Year            Amount
----------------------
'88            $10,000
'89            $10,381
'90            $11,612
'91            $13,151
'92            $14,530
'93            $16,261
'94            $16,156
'95            $16,954
'96            $18,684
'97            $19,583
'98            $21,628

LEHMAN BROTHERS MORTGAGE GNMA INDEX
Year            Amount
----------------------
'88            $10,000
'89            $10,562
'90            $12,076
'91            $13,759
'92            $15,378
'93            $17,121
'94            $17,314
'95            $18,398
'96            $20,394
'97            $21,617
'98            $24,028

The unmanaged Lehman Brothers Mortgage GNMA Index is a value-weighted measure of measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended March 31

                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 13.87 $ 14.22 $ 14.80 $ 15.07 $ 15.52 $ 14.33 $ 14.07 $ 14.54 $ 14.29 $ 14.81
INCOME DIVIDENDS..   $  1.28 $  1.26 $  1.23 $  1.24 $  1.29 $  1.12 $   .93 $   .94 $   .93 $   .94
FUND TOTAL
RETURN (%)........      3.81   11.86   13.26   10.48   11.91   -0.64    4.94   10.20    4.81   10.44
INDEX TOTAL
RETURN (%)........      5.62   14.33   13.96   11.77   11.34    1.13    6.26   10.84    6.00   11.15

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                              4 - Scudder GNMA Fund

PORTFOLIO SUMMARY as of March 31, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Government National
Mortgage Association               90%
Cash Equivalents                    8%
U.S.Treasury Obligations            2%
--------------------------------------
                                  100%
--------------------------------------

Our strategy has been to
maintain a near-fully invested
position with a low cash balance.

--------------------------------------------------------------------------
GNMA COUPONS
(Excludes Cash Equivalents, Net)
--------------------------------------------------------------------------
0--Less than 7%                     9%
7--Less than 8%                    61%
8--Less than 9%                    25%
9% or greater                       5%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

In response to declines in interest
rates over the course of the
period, we reduced the Fund's
exposure to new production
issues in favor of seasoned bonds
which can afford greater
protection against increased
refinancings.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
0-5 years                          18%
5-10 years                         79%
Greater than 10 years               3%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 6.91 years

We believe that seasoned bonds
with 6-1/2%, 7%, 8% and 9%
coupons should perform well in
the relatively stable interest rate
environment we envision over the
coming months.


-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              5 - Scudder GNMA Fund

                         Portfolio Management Discussion
Dear Shareholders,

We are pleased to present Scudder GNMA Fund's annual report, covering the 12-month period through March 31, 1998. For its most recent fiscal year, the Fund provided a solid 10.44% total return, roughly in keeping with the 10.69% average return of the 52 GNMA Funds tracked by Lipper Analytical Services. The unmanaged Lehman Brothers GNMA Mortgage Index, the Fund's benchmark, posted a total return of 11.15% for the same period. Scudder GNMA Fund's 30-day net annualized SEC yield as of March 31 was 5.69%.

                         Steady Growth and Low Inflation

GNMA securities, which are backed by the full faith and credit of the U.S. government, are interests in pools of mortgages. Each month, principal and interest payments from the mortgage pools pass through to investors. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest money at lower prevailing rates. If interest rates rise, while principal is typically repaid more slowly, GNMA investors may receive lower returns as the result of price declines on previously issued securities with lower coupon rates. Thus, GNMA funds tend to perform best in low-volatility interest rate environments.

During the Fund's most recent fiscal year, interest rates declined and bond prices rose as subdued inflation and the prospects for reduced Treasury issuance supported investor enthusiasm for bonds. The Federal Reserve left interest rates unchanged during the period as low inflation readings countered strong economic growth. The bond market responded by pushing the yield on the 10-year Treasury down by 1.3 percentage points. Mortgage rates also fell during the period, providing homeowners with refinancing opportunities. This was apparent in the GNMA mortgage market as refinancing activity led to increased prepayments on higher coupon GNMAs.

                          A Focus on Seasoned Mortgages

Scudder GNMA Fund seeks to provide high current income and safety of principal, and also emphasizes total return. The Fund's exposure to prepayment risk is actively managed, taking into account our expectations for prepayments relative to that of the market. In an effort to minimize prepayment risk, we may focus on seasoned mortgages which typically exhibit greater predictability in prepayments than new issue mortgages. In addition, we can also buy Treasury notes and bonds which have no prepayment risk but offer lower yields.

When investing for the Fund, we employ a "top down" approach, and make four primary decisions: duration (interest rate sensitivity), sector (the Fund's allocation of GNMAs versus Treasuries), selection (which coupon and of what vintage/seasoning) and yield curve (at what points of the yield curve should the Fund have exposure). When selecting individual mortgage securities we use a relative value approach based on prepayment expectations, price relationships among mortgages with different coupons, and projected total return analysis.

                             6 - Scudder GNMA Fund

The Fund's portfolio spent much of the year concentrated in new production GNMAs with 7-1/2% and 8% coupons as we attempted to take advantage of declining volatility and collect the higher yields of these issues. In response to declines in interest rates over the course of the period, we reduced the portfolio's exposure to these new production issues in favor of seasoned bonds with 6-1/2%, 7%, 8%, and 9% coupons. Because seasoned bonds have more predictable prepayment characteristics than new production bonds, they can help us seek greater protection against increased refinancings.

                                The Coming Months

From a cyclical standpoint, the GNMA portion of the mortgage market appears attractive as investors have favored FNMA and FHLMC mortgages over GNMAs during the past 12 months. We believe the GNMA sector currently offers lower prepayment risk in addition to higher yields than FNMA and FHLMC issues. With respect to interest rates, we believe they will move modestly lower or remain within their current range given the current economic climate of low inflation, strong economic growth, and increased fiscal responsibility in Washington. Of course, the Fed will stand ready to raise interest rates at the first sign of rising inflation.

                             7 - Scudder GNMA Fund

GNMA issues should be supported by the relatively stable interest rate environment we envision, as investors seek higher-yielding alternatives to Treasuries. Scudder GNMA Fund remains a high-quality vehicle for pursuing attractive income with relative safety of principal through investments in mortgage securities. Thank you for your continued interest in Scudder GNMA Fund.

Sincerely,

Your Portfolio Management Team

/s/Richard L. Vandenberg         /s/Scott E. Dolan

Richard L. Vandenberg            Scott E. Dolan


                               Scudder GNMA Fund:
                          A Team Approach to Investing

  Scudder GNMA Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Richard L. Vandenberg, Lead Portfolio Manager, joined the Adviser as a portfolio manager in 1996, and is responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio. Mr. Vandenberg has been a portfolio manager for several investment management firms for over 22 years. Scott E. Dolan, Portfolio Manager, joined the Adviser in 1989. Mr. Dolan has four years of experience in compliance analysis and account administration and has been a portfolio manager since 1993.

                             8 - Scudder GNMA Fund

                    Investment Portfolio as of March 31, 1998

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 8.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/98 at 5.85% to
  be repurchased at $32,934,351 on 4/1/98, collateralized by a                                                  --------------
  $32,994,000 U.S. Treasury Note, 5.875%, 2/28/99 (Cost $32,929,000) ....................     32,929,000            32,929,000
                                                                                                                --------------
U.S. Treasury Obligations 2.5%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.5%, 1/31/03 (Cost $9,973,438) .....................................     10,000,000             9,935,900
                                                                                                                --------------
Government National Mortgage Association 98.8%*
------------------------------------------------------------------------------------------------------------------------------
6.50% with various maturities to 8/15/25 (c) ............................................     35,938,235            35,663,481
7.00% with various maturities to 3/15/28 (b) ............................................    109,035,201           110,193,576
7.50% with various maturities to 1/15/28 (b) ............................................    124,295,027           127,455,068
8.00% with various maturities to 12/15/23 (b) (c) .......................................     92,464,867            96,249,592
9.00%, 12/15/22 .........................................................................     16,726,174            18,095,379
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $387,114,266)                                                 387,657,096
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  % of
                                                                                               Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $430,016,704) (a) ......................................          109.7           430,521,996
Other Assets and Liabilities, Net .......................................................           (9.7)          (38,077,176)
                                                                                                  ------        --------------
Net Assets ..............................................................................          100.0           392,444,820
                                                                                                  ======        ==============

  (a) Cost for federal income tax purposes was $430,016,704. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $505,292. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,471,257 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $965,965.

  (b) At March 31, 1998, these pools, in part or in whole, have been segregated to cover when-issued or forward delivery pools and initial margin requirements for open futures contracts.

  (c) When-issued or forward delivery pools included.

   * The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

      At March 31, 1998, open futures contracts purchased were as follows:

                                                                 Aggregate
      Futures                      Expiration     Contracts    Face Value ($)      Market Value ($)
      -------                      ----------     ---------    --------------      ----------------
      U.S. Treasury Bond           June 1998          25          2,998,600            3,006,250
                                                                 ----------           ----------
      Total unrealized appreciation on open futures contracts purchased ...........        7,650
                                                                                      ==========

    The accompanying notes are an integral part of the financial statements.


                              9 - Scudder GNMA Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $430,016,704) ..................   $ 430,521,996
                 Receivable for investments sold ........................................      15,312,856
                 Receivable for Fund shares sold ........................................         228,975
                 Interest receivable ....................................................       2,261,102
                 Receivable for daily variation margin on open futures contracts ........           7,650
                 Other assets ...........................................................          13,966
                                                                                           ----------------
                 Total assets ...........................................................     448,346,545
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................      18,112,098
                 Payable for when-issued and forward delivery pools .....................      36,439,829
                 Payable for Fund shares redeemed .......................................         357,801
                 Dividends payable ......................................................         528,302
                 Accrued management fee .................................................         201,865
                 Other payables and accrued expenses ....................................         261,830
                                                                                           ----------------
                 Total liabilities ......................................................      55,901,725
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 392,444,820
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on:
                    Investments .........................................................         505,292
                    Futures .............................................................           7,650
                 Accumulated net realized loss ..........................................     (21,164,139)
                 Paid-in capital ........................................................     413,096,017
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 392,444,820
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($392,444,820 / 26,503,842 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ..........................................................          $14.81
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                             10 - Scudder GNMA Fund

                             Statement of Operations

                            year ended March 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $  28,776,301
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         2,433,157
                 Services to shareholders .............................................         1,116,217
                 Trustees' fees and expenses ..........................................            39,469
                 Custodian and accounting fees ........................................           152,741
                 Reports to shareholders ..............................................            76,793
                 Legal ................................................................            51,493
                 Auditing .............................................................            43,021
                 Registration fees ....................................................            25,834
                 Other ................................................................            33,323
                                                                                           ----------------
                                                                                                3,972,048
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         24,804,253
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................         7,829,007
                 Futures ..............................................................          (131,395)
                                                                                           ----------------
                                                                                                7,697,612
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................         5,949,281
                 Futures ..............................................................             7,650
                                                                                           ----------------
                                                                                                5,956,931
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    13,654,543
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  38,458,796
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder GNMA Fund

                       Statements of Changes in Net Assets

                                                                                       Years Ended March 31,
Increase (Decrease) in Net Assets                                                     1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................   $ 24,804,253      $ 26,152,397
                 Net realized gain from investment transactions ...............      7,697,612           248,489
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ..................      5,956,931        (7,140,110)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .................................................     38,458,796        19,260,776
                 Distributions to shareholders from net investment
                   income .....................................................    (24,804,253)      (26,152,397)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................     73,746,402        70,592,166
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................     18,027,356        18,819,045
                 Cost of shares redeemed ......................................    (95,991,645)     (124,343,431)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................     (4,217,887)      (34,932,220)
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ............................      9,436,656       (41,823,841)
                 Net assets at beginning of period ............................    383,008,164       424,832,005
                                                                                 ----------------  ----------------
                 Net assets at end of period ..................................   $392,444,820      $383,008,164
                                                                                 ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................     26,796,857        29,220,534
                                                                                 ----------------  ----------------
                 Shares sold ..................................................      5,020,317         4,875,126
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................      1,225,867         1,300,541
                 Shares redeemed ..............................................     (6,539,199)       (8,599,344)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in Fund shares .......................       (293,015)       (2,423,677)
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ..........................     26,503,842        26,796,857
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder GNMA Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended March 31,
                                       1998          1997       1996       1995          1994(b)       1993
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning           ------------------------------------------------------------------------------
   of period .....................    $14.29        $14.54     $14.07     $14.33        $15.52        $15.07
Income from investment operations:   ------------------------------------------------------------------------------
Net investment income ............       .94           .93        .94        .93          1.12          1.29
Net realized and unrealized gain
   (loss) on investment
   transactions ..................       .52          (.25)       .47       (.26)        (1.19)          .45
                                     ------------------------------------------------------------------------------
Total from investment operations..      1.46           .68       1.41        .67          (.07)         1.74
                                     ------------------------------------------------------------------------------
Less distributions from:
Net investment income ............      (.94)         (.93)      (.94)      (.92)        (1.12)        (1.29)
Net realized gains on investment
   transactions ..................        --            --         --         --            --            --
Tax return of capital ............        --            --         --       (.01)           --            --
                                     ------------------------------------------------------------------------------
Total distributions ..............      (.94)         (.93)      (.94)      (.93)        (1.12)        (1.29)
                                     ------------------------------------------------------------------------------
Net asset value, end of              ------------------------------------------------------------------------------
   period ........................    $14.81        $14.29     $14.54     $14.07        $14.33        $15.52
-------------------------------------------------------------------------------------------------------------------
Total Return (%) .................     10.44          4.81      10.20       4.94          (.64)        11.91
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..................       392           383        425        429           544           597
Ratio of operating expenses to
   average daily net assets (%)...      1.02           .96        .94        .95           .87           .93
Ratio of net investment income to
   average net assets (%) ........      6.38          6.44       6.45       6.65          7.35          8.36
Portfolio turnover rate (%) ......     197.2(a)      188.0      157.8      220.5(a)      272.1(a)       87.3(a)

                                      1992          1991       1990       1989
-------------------------------------------------------------------------------
Net asset value, beginning          -------------------------------------------
   of period .....................   $14.80        $14.22     $13.87     $14.61
Income from investment operations:  -------------------------------------------
Net investment income ............     1.24          1.23       1.26       1.28
Net realized and unrealized gain
   (loss) on investment
   transactions ..................      .27           .58        .35       (.74)
                                    -------------------------------------------
Total from investment operations..     1.51          1.81       1.61        .54
                                    -------------------------------------------
Less distributions from:
Net investment income ............    (1.24)        (1.23)     (1.26)     (1.28)
Net realized gains on investment
   transactions ..................       --            --         --         --
Tax return of capital ............       --            --         --         --
                                    -------------------------------------------
Total distributions ..............    (1.24)        (1.23)     (1.26)     (1.28)
                                    -------------------------------------------
Net asset value, end of             -------------------------------------------
   period ........................   $15.07        $14.80     $14.22     $13.87
-------------------------------------------------------------------------------
Total Return (%) .................    10.48         13.26      11.86       3.81
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..................      350           264        251        242
Ratio of operating expenses to
   average daily net assets (%)...      .99          1.04       1.05       1.04
Ratio of net investment income to
   average net assets (%) ........     8.24          8.49       8.74       8.95
Portfolio turnover rate (%) ......     87.1(a)       52.1       71.3      128.4

(a) The significant increase in the portfolio turnover rate for the year ended March 31, 1994 is primarily attributable to prepayments. The portfolio turnover rates including mortgage dollar roll transactions were 250.8%, 255.4%, 392.5%, 356.8%, and 147.0%, for the periods ended March 31, 1998,
     1995, 1994, 1993, and 1992, respectively.
(b) Per share amounts have been calculated using monthly average shares outstanding.


                             13 - Scudder GNMA Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1998, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities and purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to


                             14 - Scudder GNMA Fund
hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $21,164,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1998, purchases and sales of investment securities (excluding short-term investments, mortgage dollar roll transactions and direct U.S. Government obligations) aggregated $721,728,275 and $718,605,250, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $252,982,540 and $253,820,092, respectively. Purchases and sales of direct U.S. Government obligations aggregated $22,165,806 and $12,214,562, respectively.

The aggregate face value of futures contracts opened and closed during the year ended March 31, 1998 was $31,328,953 and $28,330,353, respectively.


                             15 - Scudder GNMA Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of the Fund's average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the year ended March 31, 1998, the fees pursuant to these agreements amounted to $2,433,157, which was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SSC aggregated $597,013, of which $49,359 is unpaid at March 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended March 31, 1998, the amount charged to the Fund by STC aggregated $170,217, of which $15,440 is unpaid at March 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $68,114, of which $5,167 is unpaid at March 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At March 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $111,455, of which $55,839 is unpaid at March 31, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1998, Trustees' fees and expenses aggregated $39,469.


                             16 - Scudder GNMA Fund

                        Report of Independent Accountants

To the Trustees and the Shareholders of Scudder GNMA Fund:

We have audited the accompanying statement of assets and liabilities of Scudder GNMA Fund, including the investment portfolio, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder GNMA Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 6, 1998


                             17 - Scudder GNMA Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder GNMA Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      14,979,127       783,357         558,271                 0

2.    To elect Trustees.

                                                    Number of Votes:
                                                    ----------------

                      Trustee                For                      Withheld
                      -------                ---                      --------

         Henry P. Becton, Jr.             15,652,749                  668,007

         Dawn-Marie Driscoll              15,651,844                  668,912

         Peter B. Freeman                 15,645,562                  675,194

         George M. Lovejoy, Jr.           15,647,360                  673,396

         Wesley W. Marple, Jr.            15,660,561                  660,195

         Daniel Pierce                    15,657,786                  662,970

         Kathryn L. Quirk                 15,657,687                  663,069

         Jean C. Tempel                   15,654,266                  666,490

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                 Number of Votes
                                 ---------------

         For            Against        Abstain         Broker Non-Votes*
         ---            -------        -------         -----------------

      13,562,691       1,220,529       847,883              689,653


                             18 - Scudder GNMA Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against        Abstain         Broker Non-Votes*
         ---            -------        -------         -----------------

      14,230,714       1,041,750       861,521              672,881

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Diversification                 13,752,122        1,069,669         836,313           689,652
         5.2   Borrowing                       13,666,216        1,126,582         838,306           689,652
         5.3   Senior securities               13,711,392        1,083,311         836,401           689,652
         5.4   Concentration                   13,700,613        1,092,202         838,289           689,652
         5.5   Underwriting of securities      13,720,226         832,974         1,077,903          689,652
         5.6   Investment real estate          13,711,477         842,053         1,077,573          689,652
         5.7   Purchase of physical            13,708,006         844,952         1,078,146          689,652
               commodities
         5.8   Lending                         13,664,894         886,876         1,079,334          689,652

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        15,226,422                  322,967                    771,366

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                             19 - Scudder GNMA Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Henry P. Becton, Jr.
Trustee; WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

David H. Glen*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard L. Vandenberg*
Vice President

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                             20 - Scudder GNMA Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             21 - Scudder GNMA Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             22 - Scudder GNMA Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             23 - Scudder GNMA Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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